UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 25, 2007
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On September 29, 2006, as previously disclosed, I-Flow Corporation, a Delaware corporation (the “Company” or “I-Flow”) entered into a stock purchase agreement (as amended, the “Stock Purchase Agreement”) with and among HAPC, Inc., a Delaware corporation (“HAPC”), Iceland Acquisition Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of HAPC (“Acquisition Sub”), and InfuSystem, Inc., a California corporation and wholly owned subsidiary of I-Flow (“InfuSystem”), pursuant to which Acquisition Sub agreed to purchase from I-Flow all of the issued and outstanding capital stock of InfuSystem.
     On October 25, 2007, the closing of the acquisition occurred. At the closing, I-Flow received the $100 million purchase price contemplated by the Stock Purchase Agreement in a combination of (i) cash equal to $67.3 million and (ii) a secured promissory note with a principal amount equal to $32.7 million. As previously disclosed, I-Flow is also entitled to an additional contingent payment from HAPC (the “Additional Payment”) of up to $12 million. The amount of any Additional Payment is based on HAPC’s audited consolidated net revenues for its fiscal year ended December 31, 2010, as compared to InfuSystem’s 2007 net revenues, excluding InfuSystem’s ON-Q®-related revenues.
     At the closing, I-Flow also received the various expenses and fees then owing pursuant to the Stock Purchase Agreement and the previously disclosed additional agreement entered into among the parties on October 17, 2007 (the “Additional Agreement”), including the $3 million fee contemplated by the Stock Purchase Agreement and the Additional Agreement.
     As previously disclosed by I-Flow in its Schedule 13D filed on October 22, 2007 and its Schedule 13G filed on October 29, 2007 (which amends the earlier Schedule 13D filing), I-Flow acquired approximately 15.0% of the issued and outstanding common stock of HAPC on October 18, 2007.
     A copy of the press release announcing the completion of the transaction is attached as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(b)	Pro Forma Financial Information:
     The following unaudited pro forma financial statements of I-Flow Corporation are attached hereto as Exhibit 99.2 and are incorporated herein by reference:
(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ending June 30, 2007;

(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ending December 31, 2006; and

(iv)	Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations.
(d)	Exhibits:
The following exhibits are filed with this current report on Form 8-K:

Exhibit
No.	Description

10.1	Stock Purchase Agreement, dated as of September 29, 2006, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on October 4, 2006).

10.2	Amendment No. 1 dated as of April 30, 2007 to the Stock Purchase Agreement dated as of September 29, 2006 by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on May 1, 2007).

10.3	Amendment No. 2 dated as of June 29, 2007 to the Stock Purchase Agreement dated as of September 29, 2006, as amended by an Amendment No. 1 dated as of April 30, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on July 2, 2007).

10.4	Amendment No. 3 dated as of July 31, 2007 to the Stock Purchase Agreement dated as of September 29, 2006, as amended by an Amendment No. 1 dated as of April 30, 2007 and an Amendment No. 2 dated as of June 29, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on July 31, 2007).

10.5	Amendment No. 4 dated as of September 18, 2007 to the Stock Purchase Agreement dated as of September 29, 2006, as amended by an Amendment No. 1 dated as of April 30, 2007, an Amendment No. 2 dated as of June 29, 2007 and an Amendment No. 3 dated as of July 31, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on September 19, 2007).

10.6	Further Agreement Regarding Project Iceland dated as of October 17, 2007 by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc., and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on October 19, 2007).

Exhibit
No.	Description

10.7	Acknowledgement and Agreement dated as of October 8, 2007 by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc., Iceland Acquisition Subsidiary, Inc., Sean D. McDevitt and Philip B. Harris (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by the Company on October 19, 2007).

99.1	Press Release of I-Flow Corporation dated as of October 25, 2007.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 31, 2007

I-FLOW CORPORATION
By:	/s/ James R. Talevich
	Name:	James R. Talevich
	Title:	Chief Financial Officer

Exhibit Index

Exhibit
No.	Description

10.1	Stock Purchase Agreement, dated as of September 29, 2006, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on October 4, 2006).

10.2	Amendment No. 1 dated as of April 30, 2007 to the Stock Purchase Agreement dated as of September 29, 2006 by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on May 1, 2007).

10.3	Amendment No. 2 dated as of June 29, 2007 to the Stock Purchase Agreement dated as of September 29, 2006, as amended by an Amendment No. 1 dated as of April 30, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on July 2, 2007).

10.4	Amendment No. 3 dated as of July 31, 2007 to the Stock Purchase Agreement dated as of September 29, 2006, as amended by an Amendment No. 1 dated as of April 30, 2007 and an Amendment No. 2 dated as of June 29, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on July 31, 2007).

10.5	Amendment No. 4 dated as of September 18, 2007 to the Stock Purchase Agreement dated as of September 29, 2006, as amended by an Amendment No. 1 dated as of April 30, 2007, an Amendment No. 2 dated as of June 29, 2007 and an Amendment No. 3 dated as of July 31, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc. and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on September 19, 2007).

10.6	Further Agreement Regarding Project Iceland dated as of October 17, 2007 by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc., and Iceland Acquisition Subsidiary, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company on October 19, 2007).

10.7	Acknowledgement and Agreement dated as of October 8, 2007 by and among I-Flow Corporation, InfuSystem, Inc., HAPC, Inc., Iceland Acquisition Subsidiary, Inc., Sean D. McDevitt and Philip B. Harris (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by the Company on October 19, 2007).

Exhibit
No.	Description

99.1	Press Release of I-Flow Corporation dated as of October 25, 2007.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.